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                                                                    EXHIBIT 99.1

                                                                  EXECUTION COPY

                     MERRILL LYNCH MORTGAGE INVESTORS TRUST
                               SERIES MLCC 2004-E

                       MORTGAGE PASS-THROUGH CERTIFICATES

                    MORTGAGE LOAN PURCHASE AND SALE AGREEMENT

                                     Between

                        MERRILL LYNCH CREDIT CORPORATION

                                       and

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.

                          dated as of September 1, 2004

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                                TABLE OF CONTENTS

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                                                                                                                   PAGE
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Section 1. Definitions..........................................................................................     1

Section 2. Representations and Warranties of MLCC and MLMI......................................................     2

Section 3. Additional Representations, Warranties and Agreements of MLCC........................................     3

Section 4. Conveyance of Mortgage Loans.........................................................................     9

Section 5. Intention of Parties.................................................................................    10

Section 6. Servicing of Additional Collateral Mortgage Loans....................................................    10

Section 7. Termination..........................................................................................    11

Section 8. Miscellaneous........................................................................................    12
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                    MORTGAGE LOAN PURCHASE AND SALE AGREEMENT

      This Mortgage Loan Purchase and Sale Agreement (the "Agreement") is made as of September 1, 2004, by and between Merrill Lynch Credit Corporation, a Delaware corporation ("MLCC") and Merrill Lynch Mortgage Investors, Inc., a Delaware corporation ("MLMI").

      WHEREAS, the parties hereto desire to provide for the purchase and sale of the Mortgage Loans on the Closing Date (as defined in the Pooling and Servicing Agreement, dated as of September 1, 2004 (the "Pooling and Servicing Agreement") among MLMI, as depositor, Wells Fargo Bank, N.A., as trustee (the "Trustee"), Cendant Mortgage Corporation, as servicer (the "Servicer") and acknowledged by MLCC, as seller (the "Seller")) (the "Mortgage Loans"), in accordance with the terms and conditions set forth in this Agreement.

      NOW, THEREFORE, the parties in consideration of good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, hereby agree as follows:

      Section 1. Definitions.

      Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings specified in this Article. Capitalized terms not otherwise defined herein have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

      Additional Collateral: (i) With respect to any Mortgage 100(sm) Loan, the Securities Account and the financial assets held therein subject to a security interest pursuant to the related Mortgage 100(sm) Pledge Agreement, or (ii) with respect to any Parent Power(R) Mortgage Loan, the related Parent Power(R) Agreement.

      Additional Collateral Mortgage Loan: Each Mortgage Loan, as identified on the Mortgage Loan Schedule, as to which Additional Collateral was required to be provided at the closing thereof.

      Control Agreement: With respect to each Mortgage 100(sm) Loan, the Merrill Lynch Pledged Collateral Account Control Agreement between the Guarantor or Mortgagor, as applicable, the Seller and Merrill Lynch, Pierce, Fenner & Smith Incorporated, pursuant to which the Guarantor or Mortgagor, as applicable, has granted a security interest to the Seller in a Securities Account.

      Guarantor: Any Person who has guaranteed payment of a Mortgage Loan pursuant to a Parent Power(R) Agreement.

      Mortgage 100(sm) Loan: A Mortgage Loan secured by Additional Collateral in the form of a security interest in the Securities Account and the financial assets held therein and having a value, as of the date of origination of such Mortgage Loan, of at least equal to the related Original Additional Collateral Requirement.

      Mortgage 100(sm) Pledge Agreement: With respect to each Mortgage 100(sm) Loan, the Pledge Agreement for Securities Account between the related Mortgagor and MLCC pursuant to

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which such Mortgagor granted a security interest in the related securities and other financial assets held therein.

      Original Additional Collateral Requirement: With respect to any Additional Collateral Mortgage Loan, generally 30 percent of the original principal balance of such Mortgage Loan or such lesser percentage thereof as is specified by MLCC in connection with the origination of such Additional Collateral Mortgage Loan.

      Parent Power(R) Agreement: With respect to each Parent Power(R) Mortgage Loan, a Parent Power(R) Guaranty and Security Agreement for Securities Account.

      Parent Power(R) Guaranty and Security Agreement for Securities Account:
With respect to a Parent Power(R) Mortgage Loan, an agreement between the Seller and a guarantor on behalf of the Mortgagor under such Parent Power(R) Mortgage Loan pursuant to which such guarantor guarantees the payment of certain losses under such Parent Power(R) Mortgage Loan and has granted a security interest to the Seller in certain marketable securities to collateralize such guaranty. The required amount of such collateral is at least equal to the Original Additional Collateral Requirement for such Parent Power(R) Mortgage Loan.

      Parent Power(R) Mortgage Loan: A Mortgage Loan having at the time of origination a Loan-to-Value Ratio generally in excess of the Seller's maximum acceptable Loan-to-Value Ratio for such Mortgage Loan as set forth in the Underwriting Standards, which Mortgage Loan is supported by a Parent Power(R) Agreement.

      Pledge Agreement: Any Mortgage 100(sm) Pledge Agreement or Parent Power(R) Guaranty and Security Agreement for Securities Account related to an Additional Collateral Mortgage Loan.

      Securities Account: With respect to any Additional Collateral Mortgage Loans, the account, together with the financial assets held therein, that are the subject of the related Pledge Agreement.

      Support Agreement: That certain Support Agreement dated as of February 28, 1996 between Merrill Lynch & Co., Inc. and the Seller and acknowledged by the Surety Bond Issuer.

      Surety Agreement: That certain Surety Bond Reimbursement Agreement, as amended, dated as of February 28, 1996 between the Seller and the Surety Bond Issuer.

      Surety Bond means the limited purpose surety bond (Policy No. AB0039BE), dated February 28, 1996 in respect to Mortgage Loans originated by the Seller, issued by the Surety Bond Issuer for the benefit of certain beneficiaries, but only to the extent that such Surety Bond covers any Additional Collateral Mortgage Loan.

      Surety Bond Issuer: means Ambac Assurance Corporation (f/k/a Ambac Indemnity Corporation), or any successor thereto.

      Section 2. Representations and Warranties of MLCC and MLMI. MLCC and MLMI, each as to itself and not the other, hereby represents, warrants and agrees for the benefit of the other party that:

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      (a) Authorization. The execution, delivery and performance of this
Agreement by it are within its respective powers and have been duly authorized by all necessary action on its part.

      (b) No Conflict. The execution, delivery and performance of this Agreement will not violate or conflict with (i) its charter or bylaws, (ii) any resolution or other corporate action by it, or (iii) any decisions, statutes, ordinances, rulings, directions, rules, regulations, orders, writs, decrees, injunctions, permits, certificates or other requirements of any court or other governmental or public authority in any way applicable to or binding upon it, and will not result in or require the creation, except as provided in or contemplated by this Agreement, of any lien, mortgage, pledge, security interest, charge or encumbrance of any kind upon the Mortgage Loans.

      (c) Binding Obligation. This Agreement has been duly executed by it and is its legally valid and binding obligation, enforceable against it in accordance with this Agreement's terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general principles of equity.

      Section 3. Additional Representations, Warranties and Agreements of MLCC.

      (a) MLCC represents and warrants to, and agrees with, MLMI that (i) on the Closing Date, MLCC will have good, valid and marketable title to the Mortgage Loans that are identified in Schedule A to the Pooling and Servicing Agreement and the contractual rights with respect to the Mortgage Loans under the Servicing Agreement in each case free and clear of all liens, mortgages, deeds of trust, pledges, security interests, charges, encumbrances or other claims; and (ii) upon transfer to MLMI, MLMI will receive good, valid and marketable title to all of the Mortgage Loans and will receive all of MLCC's contractual rights and obligations under the Servicing Agreement, in each case free and clear of any liens, mortgages, deeds of trust, pledges, security interests, charges, encumbrances or other claims.

      (b) MLCC hereby makes the representations and warranties as to the Mortgage Loans for the benefit of MLMI and the Trustee:

            (i) The information set forth in the Mortgage Loan Schedule is true and correct in all material respects as of the Cut-off Date;

            (ii) As of the related Closing Date, the Mortgage Loan is not delinquent in payment more than 30 days and the Mortgage Loan has not been dishonored; there are no material defaults under the terms of the Mortgage Loan; MLCC has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Property subject to the Mortgage, directly or indirectly, for the payment of any amount required by the Mortgage Loan;

            (iii) To the best of MLCC's knowledge, with respect to those Mortgage Loans as to which the Mortgagors are required to deposit funds into an escrow account for payment of taxes, assessments, insurance premiums and similar items as they become due, there are no delinquent taxes, ground rents, water charges, sewer rents, assessments or other outstanding charges which constitute a lien on the related Mortgaged Property, and all escrow deposits have been collected, are under the control of the Servicer, and have been applied to the payment of such items in a timely fashion, in accordance with

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      such Mortgage. No escrow deposits or escrow payments or other charges or payments due the Servicer have been capitalized under the related Mortgage or Mortgage Note. With respect to those Mortgage Loans for which escrow deposits are not required, to the best of MLCC's knowledge, there are no delinquent taxes or other outstanding charges affecting the related Mortgaged Property which constitute a lien on the related Mortgaged Property;

            (iv) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments contained in the Mortgage File, approved, if necessary, by the insurer under any Primary Mortgage Insurance Policy and recorded in all places necessary to maintain the first priority of the lien, the substance of which waiver, alteration or modification is reflected on the Mortgage Loan Schedule. No Mortgagor has been released, in whole or in part, except in connection with an assumption agreement which assumption agreement is part of the Mortgage File and the terms of which are reflected in the Mortgage Loan Schedule;

            (v) Neither the Mortgage Note nor the Mortgage is subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and to the best of MLCC's knowledge, no such right of rescission, set-off, counterclaim or defense has been asserted by any Person with respect thereto;

            (vi) All buildings upon the Mortgaged Property are required to be insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customarily included in extended coverage in the area where the Mortgaged Property is located, pursuant to standard hazard insurance policies in an amount which is equal to the lesser of (A) the replacement cost of the improvements securing such Mortgage Loan or (B) the principal balance owing on such Mortgage Loan. To the best knowledge of MLCC, all such standard hazard policies are in effect. On the date of origination, such standard hazard policies contained a standard mortgagee clause naming MLCC or the originator of the Mortgage Loan and their respective successors in interest as mortgagee and, to the best knowledge of MLCC, such clause is still in effect and, to the best of MLCC's knowledge, all premiums due thereon have been paid. If the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency as having special flood hazards under the National Flood Insurance Act of 1994, as amended, such Mortgaged Property is covered by flood insurance in the amount required under the National Flood Insurance Act of 1994. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor;

            (vii) To the best of MLCC's knowledge, at the time of origination of such Mortgage Loan and thereafter, all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws required to be

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      complied with by MLCC as the originator of the Mortgage Loan and applicable to the Mortgage Loan have been complied with in all material respects;

            (viii) The Mortgage has not been satisfied as of the Closing Date, canceled or subordinated, in whole, or rescinded, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part (except for a release that does not materially impair the security of the Mortgage Loan or a release the effect of which is reflected in the Loan-to-Value Ratio for the Mortgage Loan as set forth in the Mortgage Loan Schedule), nor to the best of MLCC's knowledge has any instrument been executed that would effect any such release, cancellation, subordination or rescission;

            (ix) Ownership of the Mortgaged Property is held in fee simple or a leasehold estate. With respect to Mortgage Loans that are secured by a leasehold estate, (i) the lease is valid, in full force and effect, and conforms to all of FNMA's requirements for leasehold estates; (ii) all rents and other payments due under the lease have been paid; (iii) the lessee is not in default under any provision of the lease; (iv) the term of the lease exceeds the maturity date of the related Mortgage Loan by at least five (5) years; and (v) the terms of the lease provide a Mortgagee with an opportunity to cure any defaults. Except as permitted by the fourth sentence of this paragraph (i), the Mortgage is a valid, subsisting and enforceable first lien on the Mortgaged Property, including all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems affixed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing securing the Mortgage Note's original principal balance. The Mortgage and the Mortgage Note do not contain any evidence on their face of any security interest or other interest or right thereto. Such lien is free and clear of all adverse claims, liens and encumbrances having priority over the first lien of the Mortgage subject only to (1) the lien of non-delinquent current real property taxes and assessments not yet due and payable, (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording which are acceptable to mortgage lending institutions generally, or which are specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and either (A) which are referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan, or (B) which do not in the aggregate adversely affect the appraised value of the Mortgaged Property as set forth in such appraisal, and (3) other matters to which like properties are commonly subject which do not in the aggregate materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting and enforceable first lien and first priority security interest on the property described therein. With respect to each Co-op Loan, the security instruments create a valid, enforceable and subsisting first priority security interest in the Co-op Lease and Co-op Stock securing the related Mortgage Note subject to only to (a) the lien of the related cooperative for unpaid assessments representing the Mortgagor's pro rata share of payments for a blanket mortgage, if any, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly subject, and (b) other matters to which the collateral is commonly subject which do not materially interfere with the benefits of the security intended to be provided; provided, however, that the related Co-op Loan may

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      be subordinated or otherwise subject to the lien of a Mortgage on the cooperative building;

            (x) The Mortgage Note is not subject to a third party's security interest or other rights or interest therein;

            (xi) The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms subject to bankruptcy, insolvency and other laws of general application affecting the rights of creditors. All parties to the Mortgage Note and the Mortgage had the legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage. The Mortgage Note and the Mortgage have been duly and properly executed by such parties. The proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with;

            (xii) MLCC has good title to, and the full right to transfer and sell, the Mortgage Loan free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest, including, to the best knowledge of MLCC, any lien, claim or other interest arising by operation of law;

            (xiii) To the best of MLCC's knowledge, each Mortgage Loan is covered by an ALTA lender's title insurance policy or other generally acceptable form of policy or insurance acceptable to FNMA or FHLMC, issued by a title insurer acceptable to FNMA or FHLMC and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in paragraph (ix)(1) (2) and (3) above) MLCC, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. To the best of MLCC's knowledge, MLCC is the sole insured of such lender's title insurance policy, such title insurance policy has been duly and validly endorsed to the purchaser or the assignment to the purchaser of MLCC's interest therein does not require the consent of or notification to the insurer and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. To the best of MLCC's knowledge, no claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy;

            (xiv) To the best of MLCC's knowledge, there is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event permitting acceleration, except for any Mortgage Loan payment which is not late by more than 30 days, and MLCC has not waived any default, breach, violation or event permitting acceleration;

            (xv) To the best of MLCC's knowledge, there are no mechanics' or similar liens or claims which have been filed for work, labor or material (and, to the best of MLCC's knowledge, no rights are outstanding that under law could give rise to such lien)

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      affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

            (xvi) To the best of MLCC's knowledge, all improvements subject to the Mortgage, lay wholly within the boundaries and building restriction lines of the Mortgaged Property (and wholly within the project with respect to a condominium unit) and no improvements on adjoining properties encroach upon the Mortgaged Property except those which are insured against by the title insurance policy referred to in paragraph (xiii) above and all improvements on the property comply with all applicable zoning and subdivision laws and ordinances;

            (xvii) To the best of MLCC's knowledge, each Mortgage Loan was originated by MLCC or by a savings association, a savings bank, a commercial bank or similar banking institution that is supervised and examined by a Federal or state banking authority, a mortgagee approved by the Secretary of HUD pursuant to Section 203 and 211 of the National Housing Act, or a FNMA- or FHLMC-approved seller. To the best of MLCC's knowledge, each Mortgage Loan was underwritten generally in accordance with the Underwriting Standards as in effect at the time of origination. To the best of MLCC's knowledge, the Mortgage contains the usual and customary provision of MLCC at the time of origination for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder;

            (xviii) The Mortgaged Property at origination or acquisition was and, to the best of MLCC's knowledge, currently is free of material damage and waste and at origination there was, and to the best of MLCC's knowledge there currently is, no proceeding pending for the total or partial condemnation thereof;

            (xix) The related Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (1) in the case of a Mortgage designated as a deed of trust, by trustee's sale or judicial foreclosure, and (2) otherwise by judicial foreclosure. MLCC has no knowledge of any homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

            (xx) To the best of MLCC's knowledge, if the Mortgage constitutes a deed of trust, a trustee, duly qualified if required under applicable law to act as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable to the trustee under the deed of trust, except in connection with a trustee's sale or attempted sale after default by the Mortgagor;

            (xxi) With respect to each Mortgage Loan, there is an appraisal on a FNMA-approved form (or a narrative residential appraisal) of the related Mortgaged Property that conforms to the applicable requirements of the Financial Institutions Reform Recovery and Enforcement Act and that was signed prior to the approval of such Mortgage Loan application by a qualified appraiser, appointed by MLCC or the originator of such Mortgage Loan, as appropriate, who has no interest, direct or indirect,

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      in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of such Mortgage Loan;

            (xxii) No Mortgage Loan contains "subsidized buydown" or "graduated payment" features;

            (xxiii) The Mortgaged Property is a single-family (one- to four-unit) dwelling residence erected thereon, or an individual condominium unit in a condominium, or a Co-operative Apartment or an individual unit in a planned unit development or in a de minimis planned unit development as defined by FNMA. No such residence is a mobile home or a manufactured dwelling which is not permanently attached to the land;

            (xxiv) No Mortgage Loan provides for negative amortization;

            (xxv) No Mortgage Loan had an original term in excess of thirty (30) years;

            (xxvi) [RESERVED]

            (xxvii) As of the Closing Date, each Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (without regard to Treasury Regulations Section 1.860G-2(f) or any similar rule that provides that a defective obligation is a qualified mortgage for a temporary period);

            (xxviii) As of the Closing Date, no Mortgage Loan provides for interest other than at either (x) a single fixed rate in effect throughout the term of the Mortgage Loan or (y) a single "variable rate" (within the meaning of Treasury Regulations Section 1.860G-1(a)(3)) in effect throughout the term of the Mortgage Loan.

            (xxix) As of the Closing Date, no Mortgage Loan is the subject of pending or final foreclosure proceedings.

            (xxx) Based on delinquencies in payment on the Mortgage Loans as of the Closing Date, MLCC would not initiate foreclosure proceedings with respect to any of the Mortgage Loans prior to the next scheduled payment date on such Mortgage Loan.

            (xxxi) Each Mortgage Note is comprised of one original promissory note and each such promissory note constitutes an "instrument" for purposes of section 9-102(a)(65) of the UCC.

            (xxxii) No Mortgage Loan is covered by the Home Ownership and Equity Protection Act of 1994 ("HOEPA") and no Mortgage Loan is "high cost" as defined by any applicable federal, state or local predatory or abusive lending law. Any breach of this representation shall be deemed to materially and adversely affect the value of the Mortgage Loan and shall require a repurchase of the affected Mortgage Loan.

            (xxxiii) Each Mortgage Loan at the time it was made complied in all material respects with applicable local, state and federal laws, including, but not limited to, all applicable predatory or abusive lending laws.

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            (xxxiv) No Mortgage Loan is a High Cost Loan or Covered Loan, as
      applicable (as such terms are defined in the then current Standard & Poor's LEVELS(R) Glossary which is now Version 5.6 Revised, Appendix E, attached hereto as Exhibit A) and no Mortgage Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act.

      With respect to the foregoing representations and warranties which are made to the best of MLCC's knowledge, if it is discovered by any of the Trustee, the Servicer or MLMI that the substance of such representation and warranty is inaccurate, then notwithstanding MLCC's lack of knowledge with respect to the substance of such representation and warranty being inaccurate at the time the representation or warranty was made, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

      (c) MLCC hereby agrees that it will comply with the provisions of Section
2.04 of the Pooling and Servicing Agreement in respect of a breach of any of the representations and warranties set forth in this Section 3.

      (d) MLCC hereby represents and warrants for the benefit of MLMI and the
Trustee: (i) the Mortgage Loans constitute "instruments" within the meaning of the applicable UCC; (ii) MLCC, immediately prior to its transfer of Mortgage Loans under this Agreement, will own and have good, valid and marketable title to the Mortgage Loans free and clear of any Lien, claim or encumbrance of any Person; (iii) MLCC has received all consents and approvals required by the terms of the Mortgage Loans to the sale of the Mortgage Loans hereunder to MLMI; (iv) MLCC has received a written acknowledgment from the Custodian that the Custodian is holding the Mortgage Notes that constitute or evidence the Mortgage Loans solely on behalf and for the benefit of MLMI; (v) other than the security interest granted to MLMI pursuant to this Agreement and security interests granted to lenders which will be automatically released at the Closing, MLCC has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Mortgage Loans; MLCC has not authorized the filing of and is not aware of any financing statements against it that include a description of collateral covering the Mortgage Loans other than any financing statement relating to the security interest granted to MLMI hereunder or that will be automatically released upon the sales to MLMI; (vi) MLCC is not aware of any judgment or tax lien filing against itself; and (vii) none of the Mortgage Notes that constitute or evidence the Mortgage Loans has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than MLMI.

      Section 4. Conveyance of Mortgage Loans.

      (a) Mortgage Loans. MLCC, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to MLMI, without recourse, all of MLCC's right, title and interest in and to (i) the Mortgage Loans, including the related Mortgage Documents and all interest and principal received or receivable by MLCC on or with respect to the Mortgage Loans after the Cut-off Date and all interest and principal payments on the Mortgage Loans received prior to the Cut-off Date in respect of installments of interest and principal due thereafter, but not including payments of interest and principal due and payable on the Mortgage Loans on or before the Cut-off Date, and all other proceeds received in respect of such Mortgage Loans, (ii) MLCC's rights and obligations under the Servicing Agreement with respect to the Mortgage Loans, (iii) the pledge, control and guaranty agreements and the Limited Purpose Surety Bond relating to the Additional Collateral Mortgage Loans, (iv) the Insurance

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Policies with respect to the Mortgage Loans, (v) all cash, instruments or other property held or required to be deposited in the Custodial Accounts and the Distribution Account and (vi) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid assets, including, without limitation, all Insurance Proceeds, Liquidation Proceeds and condemnation awards.

      On or prior to the Closing Date, MLCC shall deliver to MLMI or, at MLMI's direction, to the Trustee, the Trustee's Mortgage File for each Mortgage Loan in the manner set forth in Section 2.01 of the Pooling and Servicing Agreement. Release of the Trustee's Mortgage Files on the Closing Date shall be made against payment by MLMI of the purchase price for the Mortgage Loans. The amount of the purchase price payable by MLMI shall be set forth in writing in a separate letter.

      MLCC and MLMI each acknowledge that on the Closing Date, (i) MLCC will immediately transfer the Mortgage Loans to MLMI and (ii) MLMI will then immediately deposit the Mortgage Loans into the Merrill Lynch Mortgage Investors Trust, Series MLCC 2004-E.

      (b) Defective Mortgage Loans. If any Mortgage Loan is required to be repurchased due to defective or missing documentation pursuant to Section 2.04 of the Pooling and Servicing Agreement, MLCC shall, at its option, either (a) repurchase or cause the applicable seller of such Mortgage Loan to MLCC to repurchase such Mortgage Loan at the Purchase Price, or (b) provide or cause the applicable seller of such Mortgage Loan to MLCC to provide a Replacement Mortgage Loan, subject to the terms and conditions of the Pooling and Servicing Agreement.

      Section 5. Intention of Parties. It is the express intent of the parties hereto that (without addressing characterization for GAAP purposes) the conveyance of the Mortgage Loans by MLCC to MLMI be construed as, an absolute sale thereof. It is, further, not the intention of the parties that such conveyance be deemed a pledge thereof. However, in the event that, notwithstanding the intent of the parties, such assets are held to be the property of the assigning party, or if for any other reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then (i) this Agreement shall be deemed to be a security agreement within the meaning of the Uniform Commercial Code of the State of New York and (ii) the conveyance provided for in this Agreement shall be deemed to be an assignment and a grant by MLCC to MLMI of a security interest in all of the assets described in such conveyances, whether now owned or hereafter acquired.

      MLCC and MLMI shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. MLCC shall arrange for filing any Uniform Commercial Code continuation statements in connection with any security interest granted or assigned hereunder.

      Section 6. Servicing of Additional Collateral Mortgage Loans.

      MLCC and MLMI agree with respect to the Additional Collateral Mortgage
Loans:

            (i) MLCC, at its own cost and expense, shall administer the Additional Collateral and the Control Agreement for the benefit of MLMI
      (i) in a prudent and non-
      negligent manner and in accordance with the procedures it employs to administer Securities Accounts for its own benefit (as the same may be amended from time to time); (ii) in accordance with the terms of the related Pledge Agreements, the applicable Mortgage Loan Documents and this Agreement; and (iii) in accordance with applicable law;

            (ii) MLCC shall be released from its obligations to administer the Additional Collateral, upon termination of the related Pledge Agreement. MLMI acknowledges that it shall no longer be afforded coverage under the terms and provisions of the Surety Bond as to any particular Additional Collateral Mortgage Loan at such time as MLCC's obligation to administer such Additional Collateral Mortgage Loan terminates pursuant to the terms of the related Pledge Agreement.

            (iii) MLCC may, without the consent of MLMI, amend or modify a Mortgage 100(sm) Pledge Agreement or a Parent Power(R) Agreement in any nonmaterial respect to reflect administrative or account changes.

            (iv) When a "Loss," as defined in the related Pledge Agreement, is determined, the "cash collateral" necessary to satisfy the Loss up to the Maximum Amount (as defined in the Pledge Agreement) shall be sent to the Servicer to apply in accordance with the Mortgage Loan Documents and hold in accordance with the Servicing Agreement.

      Section 7. Termination.

      (a) MLMI may terminate this Agreement, by notice to MLCC, at any time at or prior to the Closing Date:

            (i) if the Underwriting Agreement is terminated by the Underwriters pursuant to the terms of the Underwriting Agreement or if the Underwriters do not complete the transactions contemplated by the Underwriting Agreement as the result of the failure of any condition set forth therein or if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus or Prospectus Supplement, any material adverse change in the financial condition, earnings, business affairs or business prospects of MLCC, whether or not arising in the ordinary course of business, or

            (ii) if there has occurred any material adverse change in the financial markets in the United States, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Underwriters, impracticable to market the Certificates or to enforce contracts for the sale of the Certificates, or

            (iii) if a banking moratorium has been declared by either Federal or New York authorities.

      (b) Notwithstanding any termination of this Agreement or the completion of all sales contemplated hereby, the representations, warranties and agreements in Sections 2 and 3 hereof shall survive and remain in full force and effect.

      Section 8. Miscellaneous.

      (a) Amendments, Etc. No rescission, modification, amendment, supplement or change of this Agreement shall be valid or effective unless in writing and signed by all of the parties to this Agreement. No amendment of this Agreement may modify or waive the representations, warranties and agreements set forth in Sections 2 and 3 hereof.

      (b) Binding Upon Successors, Etc. This Agreement shall bind and inure to the benefit of and be enforceable by MLCC and MLMI, and the respective successors and assigns thereof. The parties hereto acknowledge that MLMI is acquiring the Mortgage Loans for the purpose of pledging, transferring, assigning, setting over and otherwise conveying them to the Trustee, pursuant to the Pooling and Servicing Agreement for inclusion in the Trust Fund. As an inducement to MLMI to purchase the Mortgage Loans, MLCC acknowledges and consents to the assignment to the Trustee by MLMI of all of MLMI's rights against MLCC hereunder in respect of the Mortgage Loans sold to MLMI and that the enforcement or exercise of any right or remedy against MLCC hereunder by the Trustee or to the extent permitted under the Pooling and Servicing Agreement shall have the same force and effect as if enforced and exercised by MLMI directly.

      (c) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

      (d) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

      (e) Headings. The headings of the several parts of this Agreement are inserted for convenience of reference and are not intended to be a part of or affect the meaning or interpretation of this Agreement.

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

      IN WITNESS WHEREOF, each party has caused this Mortgage Loan Purchase and Sale Agreement to be executed by its duly authorized officer or officers as of the day and year first above written.

                                                    MERRILL LYNCH MORTGAGE
                                                    INVESTORS, INC.

                                                    By:_________________________
                                                    Name:  Matthew Whalen
                                                    Title: President

                                                    MERRILL LYNCH CREDIT
                                                    CORPORATION

                                                    By:_________________________
                                                    Name:  Kathy A. Ciaffa
                                                    Title: Vice President

                                    EXHIBIT A

      Standard & Poor's LEVELS(R) Glossary Version 5.6 Revised, Appendix E

                             [INTENTIONALLY OMITTED]